Leases	12 Months Ended
Dec. 31, 2022
Lessee Disclosure [Abstract]
Leases
NOTE 8 – LEASES
The Company leases office space and certain equipment under operating leases that expire between 2023 and 2030. The terms of the leases provide for rental payments with escalation clauses and contain options that allow the Company to extend or terminate the lease agreements.
Operating lease costs recording in the accompanying consolidated statements of operations were $1,117,193 and $666,830 for the years ended December 31, 2022 and 2021.

The Company’s future lease payments, which are presented as current maturities of operating leases and noncurrent operating lease liabilities on the Company’s accompanying consolidated balance sheet as of December 31, 2022, including any optional extensions, are as follows:

Year Ended December 31,
2023	$1,885,604
2024	1,098,134
2025	1,108,012
2026	1,088,112
2027	939,600
Thereafter	1,961,640

Total lease payments	8,081,102
Less: imputed interest	(1,997,936)

Present value of lease liabilities	6,083,166
Less: current lease liabilities	(1,311,295)

Long-term lease liabilities	$4,771,871

The weighted average remaining lease term, including the optional extension, was 5.9 years and 2.6 years as of December 31, 2022 and 2021, respectively. The weighted average operating lease discount rate was 9.11% and 6.0% as of December 31, 2022 and 2021, respectively.
On January 15, 2021, Marpai Administrators entered into a sublease with an expiration date of November 30, 2023. The sublease calls for monthly rent payments of approximately $14,000 plus tax.
Sublease income recorded as other income for the years ended December 31, 2022 and 2021 was approximately $196,465 and $172,476, respectively.
The following is a summary as of December 31, 2022, of the contractual sublease income:

Year Ended December 31,
2023	$151,355

Total sublease income	$151,355